UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2017

Lumber Liquidators Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33767 (Commission File Number)	27-1310817 (IRS Employer Identification No.)

3000 John Deere Road, Toano, Virginia 23168

(Address of Principal Executive Offices) (Zip Code)

(757) 259-4280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2017, the Board of Directors (the “Board”) of Lumber Liquidators Holdings, Inc. (the “Company”) took action to fill a vacancy in Class I of the Board. In connection with such action, the Company appointed Famous P. Rhodes, 42, to serve, effective December 7, 2017, as a new director. The Board anticipates naming Mr. Rhodes to serve on one or more committees of the Board, but at the time of filing of this Form 8-K, the Board has not determined the committee(s) to which he will be named.

Mr. Rhodes currently serves as an Executive Vice President and the Chief Marketing Officer of Bluegreen Vacations Corporation, a vacation ownership company, serving in such role since August 2017. Prior to assuming his current position, he was Vice President of Digital Marketing and Customer Experience for AutoNation, Inc., an automotive retailer, from 2015 to 2017 and as Vice President of eCommerce for AutoNation, Inc. from 2012 to 2015. Before joining AutoNation, Inc., Mr. Rhodes served as Senior Director of Yahoo! Autos in 2012 and in several leadership roles for eBay Motors from 2007 to 2012, including Senior Director from 2011 to 2012. Mr. Rhodes’ experience prior to 2007 includes serving as Executive Vice President of DXS Financial Services, LP, Vice President of Car.com, and Manager at KPMG LLP. Mr. Rhodes received a B.A. degree at Texas A&M University and an M.B.A. from Texas Christian University.

Mr. Rhodes’ compensation will be consistent with the compensation policies applicable to the Company’s other non-employee directors as disclosed in the Company’s Proxy Statement for the Company’s 2017 Annual Meeting of Stockholders.

The Company issued a press release on December 13, 2017 announcing the appointment of Mr. Rhodes, a copy of which is being furnished as an exhibit to this report and is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated December 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2017

LUMBER LIQUIDATORS HOLDINGS, INC.

By:	/s/ Michael L. Reeves
Michael L. Reeves
Chief Legal Officer and Corporate Secretary

EXHIBIT	DESCRIPTION

99.1	Press release dated December 13, 2017